UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 14, 2011

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street,
Winston-Salem, NC 27101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on July 14, 2011, the Board of Directors, referred to as the Board, of Reynolds American Inc., referred to as RAI, elected H. Richard Kahler to serve on RAI’s Board as a Class I Director and appointed him to serve on the Board’s Compensation and Leadership Development Committee. Mr. Kahler is a designee of Brown & Williamson Holdings, Inc., referred to as B&W, a subsidiary of British American Tobacco p.l.c., referred to as BAT. (A copy of the press release announcing the foregoing Board and Board Committee appointments is attached to this Report as Exhibit 99.1.)

Under the terms of a July 30, 2004 governance agreement, as amended, among RAI, B&W and BAT, referred to as the governance agreement, B&W has the right, based on its current ownership of approximately 42% of RAI common stock, to designate five people for nomination to RAI’s Board – three of which must be independent directors as defined under the New York Stock Exchange listing standards and the governance agreement. After the July 14, 2011 election of Mr. Kahler, RAI’s Board is comprised of 12 Directors. In addition to Mr. Kahler, the other current RAI Directors who have been designated as independent directors by B&W pursuant to the governance agreement are: H.G.L. (Hugo) Powell (Class II Director) and Martin D. Feinstein (Class III Director). The other current RAI Directors designated by B&W pursuant to the governance agreement are: John P. Daly (Class II Director) and Neil R. Withington (Class III Director). Each class of RAI Directors serves a staggered three-year term, with the term of the Class I, Class II and Class III Directors ending generally on the date of the RAI annual shareholders’ meeting held in 2014, 2012 and 2013, respectively. Mr. Kahler’s initial term as a Class I Director, however, is scheduled to expire on the date of RAI’s 2012 annual shareholders’ meeting because under the law of North Carolina (the state in which RAI is incorporated), the term of a director elected to fill a vacancy will expire at the next shareholders’ meeting at which directors are elected (notwithstanding that the term of the other Directors in that same class is not yet scheduled to expire).

Mr. Kahler is eligible to participate in the non-employee director compensation arrangements described in the Reynolds American Inc. Outside Directors’ Compensation Summary, which summary was filed as Exhibit 10.28 to RAI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and which is incorporated herein by reference. Mr. Kahler has entered into an indemnification agreement with RAI, the same indemnification agreement which RAI offers to all of its executive officers and directors. Such indemnification agreement was filed as Exhibit 10.1 to RAI’s Form 8-K dated February 1, 2005 and is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following is furnished as an Exhibit to this Report.

Number	Exhibit

99.1	Press Release of Reynolds American Inc., dated July 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
	Name:	McDara P. Folan, III
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: July 18, 2011

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press Release of Reynolds American Inc., dated July 15, 2011.